UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21878

Oppenheimer Rochester Maryland Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2014

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS    June 30, 2014    Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.5%
Maryland—50.8%
$25,000	Anne Arundel County, MD Solid Waste[1]	5.500%	09/01/2016	$25,119
500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)	6.100	07/01/2040	534,015
175,000	Baltimore, MD Convention Center	5.000	09/01/2019	175,621
10,000	Baltimore, MD Convention Center	5.500	09/01/2014	10,044
655,000	Baltimore, MD Convention Center Hotel[1]	5.250	09/01/2039	672,705
1,551,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,585,525
20,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375	11/01/2014	20,280
10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375	11/01/2019	10,097
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	193,446
15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	15,066
35,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	35,063
45,000	Frederick, MD (Carrollton Apartments)[1]	5.800	09/01/2024	45,086
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	1,235,237
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.000	09/01/2023	5,006
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.250	09/01/2035	37,500
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1,2]	4.550	07/01/2023	25,033
20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.000	03/01/2041	20,434
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.950	07/01/2023	15,025
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	40,065
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	12/15/2022	50,079
45,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2024	45,058
1,500,000	MD EDC (Transition Facilities)[1]	5.750	06/01/2035	1,597,230
450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	450,338
500,000	MD EDC Student Hsg. (Frostburg State University)	5.000	10/01/2033	528,105
300,000	MD EDC Student Hsg. (Salisbury University)	5.000	06/01/2030	319,056
1,575,000	MD H&HEFA (Adventist Healthcare)[1]	6.250	01/01/2031	1,786,365
1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,198,980
1,025,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2045	1,130,616
1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2041	1,099,490
600,000	MD H&HEFA (Charlestown Community)[1]	6.125	01/01/2030	664,770
1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750	07/01/2038	1,549,485
1,010,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	1,038,724
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	1,024,170
500,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.750	07/01/2034	561,090
195,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	195,308
400,000	MD H&HEFA (Lifebridge Health)[1]	6.000	07/01/2041	454,452
1,000,000	MD H&HEFA (McLean School of Maryland)[1]	6.000	07/01/2031	999,960

1  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Maryland (Continued)
$10,000,000	MD H&HEFA (Medstar Health)[3]	5.250%		05/15/2046	$10,624,800
310,000	MD H&HEFA (Medstar Health)[1]	5.500		08/15/2033	311,665
250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000		01/01/2038	268,982
20,000	MD Industrial Devel. Finance Authority (American Center for Physics)	4.900		12/15/2016	20,077
85,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050		07/01/2028	85,131
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050		07/01/2026	10,019
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	10,027
45,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C1,2	7.150		07/01/2023	45,119
15,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.550		11/01/2022	15,032
770,000	Montgomery County, MD Hsg. Opportunities Commission, Series A	5.650		11/01/2033	772,410
125,000	Montgomery County, MD Special Obligation (West Germantown Devel. District)[1]	5.500		07/01/2027	125,218
75,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	5.000		06/30/2019	75,293
3,300,000	Prince Georges County, MD Special District (Victoria Falls)[1,2]	5.250		07/01/2035	3,312,078
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[4]	5.250		01/01/2037	363,830
					35,433,324
U.S. Possessions—54.7%
200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	210,404
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	252,968
2,815,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	2,200,204
495,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	432,640
1,695,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,408,189
455,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	452,934
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	1,081,800
200,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2047	135,302
1,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,150,101
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	577,490
3,355,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,923,480
1,040,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,050,494
950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	851,789
15,380,000	Puerto Rico Children’s Trust Fund (TASC)	7.124	[5]	05/15/2050	993,240
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	573,262
1,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020	818,370
550,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033	392,947
500,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	368,590
1,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036	722,100
515,000	Puerto Rico Electric Power Authority, Series A1	5.050		07/01/2042	228,300

2  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$330,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250%		07/01/2031	$146,249
300,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	132,951
1,870,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	828,672
1,500,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.000		07/01/2028	664,740
190,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	84,210
900,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	398,943
140,000	Puerto Rico Electric Power Authority, Series WW1	5.000		07/01/2028	62,042
260,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2035	115,242
750,000	Puerto Rico Electric Power Authority, Series XX1	5.250		07/01/2040	332,445
1,500,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	1,230,870
480,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	311,227
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	305,545
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	703,252
35,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	34,596
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	86,579
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	122,526
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	83,936
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	90,338
250,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	237,055
2,350,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,850,884
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	428,030
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	613,763
500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	381,955
450,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	305,888
550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	407,775
2,000,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031	1,214,140
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[5]	08/01/2043	1,495,800
6,750,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	6,285,465
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	803,890
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	120,274
175,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	185,171
440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	421,582
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	905,210
					38,215,849
Total Investments, at Value (Cost $80,341,833)—105.5%					73,649,173
Net Other Assets (Liabilities)—(5.5)					(3,840,606)
Net Assets—100.0%					$69,808,567

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2014. See accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

3  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
HP	HealthPartners
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

4  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    June 30, 2014 / Unaudited

Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

    An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

    Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

5  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

    Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

    The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain

6  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

    Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $5,000,000.

    When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2014, municipal bond holdings with a value of $10,624,800 shown on the Fund’s Statement of Investments are

7  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

held by such Trusts and serve as the underlying municipal bonds for the related $5,000,000 in short-term floating rate securities issued and outstanding at that date.

    At June 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 5,000,000	MD H&HEFA ROLs[3]	10.056%	5/15/46	$5,624,800

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

    The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,000,000 as of June 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

8  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

As of June 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$ 215,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2014 is as follows:

Cost	$1,000,000
Market Value	$363,830
Market value as % of Net Assets	0.52%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

9  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

10  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

    3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2014 based on valuation input level:

11  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS    Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$35,433,324	$—	$35,433,324
U.S. Possessions	—	38,215,849	—	38,215,849

Total Assets	$—	$73,649,173	$—	$73,649,173

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$75,353,440 [1]

Gross unrealized appreciation	$3,818,526
Gross unrealized depreciation	(10,511,435)

Net unrealized depreciation	$(6,692,909)

1. The Federal tax cost of securities does not include cost of $4,988,642, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

12  OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Maryland Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	8/8/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	8/8/2014